UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004
                              _____________________

                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                       33-18978                22-1441806
(State or other jurisdiction      (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        728 Garden St
 Carlstadt, New Jersey 07072                                (201) 933-1600
    (Address of principal                        (Registrant's telephone number,
     executive offices)                                 including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.14e-4(c))

Section 7 - Regulation FD

Item 7.01.   Regulation FD Disclosure

     On August 31, 2004, Tel-Instrument Electronics Corp received a $1,600,000 contract to supply T-36M ramp test sets to the Army National Guard. The company expects to complete delivery of all units under this contract during the current fiscal year.

         .

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                 TEL-INSTRUMENT ELECTRONICS CORP


Date:  September 2, 2004                         By   /s/ Harold K. Fletcher
                                                     ---------------------------
                                                      /s/ Harold K. Fletcher
                                                      Chairman and President




                                       2